UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2025

Dominion Energy, Inc.

(Exact name of Registrant as Specified in Its Charter)

Virginia	001-08489	54-1229715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 East Canal Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 819-2284

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	D	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 25, 2025, the Board of Directors (the “Board”) of Dominion Energy, Inc. (“Dominion Energy” or the “Company”) elected Mr. Jeffrey J. Lyash to the Board as an independent director, effective June 25, 2025.

Also effective June 25, 2025, the Board appointed Mr. Lyash as a member of the Safety, Technology, Nuclear and Operations Committee of the Board.

Mr. Lyash served as President and CEO of Knoxville-based Tennessee Valley Authority (“TVA”) from April 2019 until his retirement in April 2025. Prior to joining TVA, he served as President and CEO of Ontario Power Generation, President of CB&I Power, Executive Vice President of Energy Supply for Duke Energy and its predecessor Progress Energy, and President and CEO of Progress Energy Florida, among other leadership roles. Mr. Lyash began his energy sector career at the U.S. Nuclear Regulatory Commission (“NRC”), where he served in senior technical and management positions.

As a director, Mr. Lyash will receive compensation for his service pursuant to the terms and conditions of the Dominion Energy, Inc. Non-Employees Directors Compensation Plan, as amended and restated effective as of December 15, 2021 (the “Non-Employees Directors Compensation Plan”). In connection with his appointment to the Board, Mr. Lyash will be entitled to receive an annual cash retainer of $117,500, an annual stock retainer of $177,500, and a $2,000 excess meeting fee if he attends more than 25 meetings per calendar year (including Board and committee meetings, but not special education sessions). A description of the Non-Employees Directors Compensation Plan can be found in Dominion Energy’s 2025 Proxy Statement, filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 27, 2025.

Mr. Lyash will enter into an agreement with Dominion Energy providing for the advancement of expenses incurred in connection with certain proceedings, subject to certain exceptions, the form of which is filed as Exhibit 10.2 to Dominion Energy’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, filed with the SEC on October 30, 2008.

There are no arrangements or understandings between Mr. Lyash and any other person pursuant to which he was selected as director. Mr. Lyash is not a participant in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION ENERGY, INC.
Registrant

By:	/s/ Carlos M. Brown
Carlos M. Brown
Executive Vice President, Chief Administrative and Projects Officer, and Corporate Secretary

Date: June 25, 2025